SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

       Date of Report (Date of earliest event reported): September 6, 2001

                                -----------------
                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
               (Exact name of Registrant as Specified in Charter)

Delaware                               333-56242                 13-3836437
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(State or Other                       (Commission               (IRS Employer
Jurisdiction of Incorporation)        File Number)           Identification No.)

                    245 Park Avenue, New York, New York 10167
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 272-4095
                                 --------------
                                 Not Applicable
                          ----------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

In connection with the proposed offering of the Bear Stearns Asset Backed Securities, Inc., Irwin Home Equity Loan Trust 2001-1, Home Equity Loan-Backed Term Notes, Series 2001-2 (the "Notes"), Bear Stearns & Co. Inc., as the underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

In connection with the offering of the Notes, the Computational Materials were distributed by Credit Suisse First Boston and Deutsche Banc Alex. Brown Inc. (the "Underwriters") to their potential investors.

For purposes of this Form 8-K, "Computational Materials" shall mean the Series 2001-1 term sheet, computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans, the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1., Exhibit 99.2., and
Exhibit 99.3. The Legends of Credit Suisse First Boston and Deutsche Banc Alex. Brown Inc. are attached hereto as Exhibit 99.4.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits
               Exhibit No.
               99.1     Computational Materials.
               99.2     Computational Materials.
               99.3     Computational Materials.
               99.4 Legends Legends of Credit Suisse First Boston and Deutsche Banc Alex. Brown Inc..

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BEAR STEARNS ASSET BACKED SECURITIES, INC.



                                  By:  /s/ Jonathan Lieberman
                                      -----------------------------------------
                                      Name:  Jonathan Lieberman
                                      Title:    Senior Managing Director

Date:  September 10, 2001

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                                  EXHIBIT INDEX

                                                                   Sequentially
Exhibit Number      Description                                    Numbered Page

      99.1          Computational Materials.
      99.2          Computational Materials.
      99.3          Computational Materials.
      99.4          Underwriters' Legend for Computational
                    Materials.